_____, 2010

«Title» «FirstName» «LastName» «Suffix»
«JobTitle»
«Company1»
«Company2»
«Address1»
«Address2»
«City», «State» «PostalCode»

Dear  «Salutation» «LastName»:

Enclosed is the 2010 Semi-Annual Report of the AFL-CIO Housing Investment Trust, which discusses the HIT’s performance and investment activity during the first half of the year.  The HIT’s high credit quality fixed-income investments continue to offer investors significant opportunities for capital growth and competitive returns while also creating jobs and affordable housing at a time when people and communities need them most.

During the first two quarters of 2010, the HIT took advantage of favorable opportunities to invest in the multifamily mortgage-backed securities in which it specializes.  This resulted in $343.5 million of new commitments for construction-related financing. These high credit quality investments are expected to generate competitive returns for HIT investors, creating 5,050 units of housing for working families and low- and moderate-income people and 3,300 union construction jobs to aid in the nation’s economic recovery.

As AFL-CIO President Richard L. Trumka notes, “the HIT’s job-generating investments remain a bright spot on a blighted economic landscape.”  The HIT is committed to doing its part to generate jobs and promote community development.  With its new investments and its 2009 production, the HIT is more than halfway to its goal of creating 10,000 union construction jobs by the spring of 2011. We are actively seeking additional capital to support the HIT in achieving this 10,000 job goal.

The HIT remains focused on the disciplined investment strategies that have enabled it to grow investors’ capital and provide competitive returns over the years. We appreciate your support of the HIT and will continue our efforts to provide competitive returns, affordable housing, and union construction jobs.

In solidarity,

John J. Sweeney	Stephen Coyle
Chairman	Chief Executive Officer

Enclosure